SCOTIABANK {LOGO}
THE BANK OF NOVA SCOTIA

New York Agency, One Liberty Plaza, New York, N.Y. 10006

                                                   June 11, 1990

Cable TV Fund 14-A/B Venture
9697 E. Mineral Avenue
Englewood, CO 80112
Attention: Kevin P. Coyle

         Re: First Letter Amendment to Cable TV Fund 14-A/B Venture Revolving Credit and Term Loan Agreement

Gentlemen:

                 Reference is made to that certain Revolving Credit and Term Loan Agreement (the "Credit Agreement"), dated as of September 30, 1988, by and among Cable TV Fund 14-A/B Venture (the "Borrower"), The Bank of Nova Scotia and Provident National Bank (the "Banks") and The Bank of Nova Scotia, as agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

                 The Borrower desires the Banks to extend credit in excess of the Commitments stated in the Credit Agreement, to extend the maturity date of the Loans and to make certain other changes to the Credit Agreement. The Banks are willing to amend the Credit Agreement for such purposes on the terms and conditions stated in this letter.

                 Effective upon the satisfaction (or waiver by the Banks) of all of the conditions precedent stated below, the Credit Agreement shall be amended as follows:

                 1. Section 1.1 is amended by deleting the definition of "Term Loan Expiration Date" and replacing it with the following language:

                 "'Term Loan Expiration Date' shall mean December 31, 1997."

                 2. Section 2.1 is amended by deleting therefrom the table of current commitments and replacing it with the following:

The Bank of Nova Scotia
June 11, 1990
Page 2


                                                    Percentage
"Name of Bank                 Current Commitment     Interest
- -------------                 ------------------     --------
The Bank of Nova Scotia           $35,000,000           70%

Provident National Bank           $15,000,000           30%
                                  -----------          ----

                 TOTAL            $50,000,000          100%"


                 3. Section 2.6(A) is hereby deleted and replaced with the following language:

                 "(A) On March 31, June 30, September 30 and December 31 of the years 1992, 1993, 1994, 1995, 1996 and 1997, the Term Loan Ceiling shall be reduced by amounts equal to the following percentages of the Initial Ceiling (regardless of whether the Term Loan Ceiling shall have been reduced pursuant to (B) below):

                          1992             1-1/4%
                          1993             2-1/2%
                          1994             3-3/4%
                          1995             5%
                          1996             6-1/4%
                          1997             6-1/4%"

                 4. Section 6.1(a) is amended by deleting the table of ratios of Total Debt to Annualized Cash Flow and replacing it with the following:

         "Closing Date - December 31, 1988        6.5  to 1
         January 1, 1989 - June 30, 1989          6.0  to 1
         July 1, 1989 - December 31, 1989         5.75 to 1
         January 1, 1990 - March 31, 1990         6.50 to 1
         April 1, 1990 - September 30, 1990       6.00 to 1
         October 1, 1990 -March 31, 1991          5.75 to 1
         April 1, 1991 - December 31, 1991        5.50 to 1
         January 1, 1992 - and thereafter         5.00 to 1"

                 5. Section 6.1(b) is hereby deleted and replaced with the following language:

                 "(b) Cash Flow/Debt Service. The ratio of Cash Flow to Debt Service shall not during any fiscal quarter appearing within the period set forth below be less than the amount set forth opposite such period:
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The Bank of Nova Scotia
June 11, 1990
Page 3


         Closing Date - December 31, 1989                 1.50 to 1
         January 1, 1990 - December 31, 1990              1.35 to 1
         January 1, 1991 - and thereafter                 1.50 to 1"

                 6. Section 6.14 is hereby deleted and replaced with the following:

                 "6.14 Capital Expenditures. Borrower shall not make any Capital Expenditures which in the aggregate exceed $3,000,000 in 1988, $10,000,000 in 1989, $9,000,000 in 1990 or $4,500,000 in any fiscal year of the Borrower thereafter. No unused portion of Capital Expenditures permitted in any given year may be carried forward to any subsequent year or years. The cost of Systems purchased by Borrower pursuant to Section 6.11 shall be included in Capital Expenditures hereunder."

                 The obligation of each Bank to make any loans is subject to the fulfillment, in form and substance satisfactory to the Agent, of the following conditions precedent on or before June 15, 1990:

                 (a) The Agent shall have received three counterparts of this letter amendment duly accepted and executed by the Borrower and three counterparts executed by Provident National Bank.

                 (b) Each Bank shall have received a substitute Note, in the form of Exhibit A hereto, duly executed by the Borrower, reflecting the amendments to the Commitment and maturity dates contained in this letter (and thereafter shall return the Notes issued on September 30, 1988 to the Borrower).

                 (c) The representations and warranties contained in Article III of the Credit Agreement and in the Related Documents shall be true on and as of the date of execution and acceptance of this letter by the Borrower with the same effect as though made on and as of such date, and no Event of Default and no Potential Default shall have occurred and be continuing or exist or shall occur or exist after giving effect to the amendments contained in this letter.
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The Bank of Nova Scotia
June 11, 1990
Page 4

                 (d) The Agent shall have received three signed copies of a certificate, dated the date of the Borrower's acceptance and execution of this letter amendment, and signed on behalf of the Borrower by the President, Vice President, Treasurer or Chief Financial Officer of Jones, to the effect that (i) the representations and warranties described in (c) above are true and correct on and as of such date and
         (ii) on such date no Event of Default or Potential Default has occurred and is continuing or exists or will occur or exist after giving effect to the amendments contained in this letter.

                 (e) The Agent shall have received three signed copies of certificates dated as of the date of the Borrower's acceptance and execution of this letter amendment and signed by the Secretary or Assistant Secretary of Jones, on behalf of Jones, the Borrower, and each General Partner, certifying as to any changes since the Closing Date, if any, in the corporate, joint venture or partnership documents and actions referred to in section 4.2 of the Credit Agreement, of Jones, the Borrower and each General Partner, respectively and, in the case of Jones, (i) as to the names, true signatures and incumbency of the officer or officers or other authorized representatives of Jones authorized to accept, execute and deliver this letter amendment, the substitute Notes and the certificate referred to in (d) above, and
         (ii) as to the resolution of the Board of Directors of Jones authorizing such action.

                 (f) The Agent shall have received certificates (i) of the Secretary of State of the State of Colorado certifying that Jones is a corporation in good standing and that each General Partner is a limited partnership in good standing, and (ii) of the Secretary of State of the State of Florida certifying that each General Partner is qualified to do business in Florida.

                 (g) The Agent, for the Banks, shall have received payment in full of a restructuring fee in an amount equal to one-eighth of one percent of the Commitment.

The Bank of Nova Scotia
June 11, 1990
Page 5

                 Except as amended hereby, the Credit Agreement shall remain in full force and effect. This letter amendment may be executed in two or more counterparts, each of which shall be deemed an original.

                 If you agree to the foregoing amendments to the Credit Agreement, execute the enclosed counterparts of this letter in the space provided below and return them to us prior to June 15, 1990.

                                                 THE BANK OF NOVA SCOTIA,
                                                 as Agent and as a participating
                                                 Bank

                                                 By /s/ D. B. CRAWFORD
                                                    Title AGM



Accepted:

CABLE TV FUND 14-A/B VENTURE,                    Date: June 14, 1992
a Colorado general partnership

By  Cable TV Fund 14-A, Ltd.,
    Cable TV Fund 14-B, Ltd., both
    Colorado limited partnerships

    By  Jones Intercable, Inc., a
        Colorado corporation, as
        general partner of each

        By /s/ KEVIN P. COYLE
           Title VP/Treasurer
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The Bank of Nova Scotia
June 11, 1990
Page 6

PROVIDENT NATIONAL BANK, as a
participating Bank


By /s/ SCOTT C. MEVE
   Title Vice President